June 2014 NAREIT – New York

Happy Residents are Sticky Residents 41.7% of our residents renewed for the 2013 - 2014 Academic Year. 2

What Makes CCG Different Superior Growth Markets Drive consistent NOI growth through operational excellence Create value through a disciplined development process that utilizes the Company’s vertical integration Opportunistically seek redevelopment opportunities in high - barrier - to - entry markets Maintain financial flexibility by accessing most attractive sources of capital to fund growth Balance economic success with social and environmental stewardship Disciplined, Vertically - Integrated Platform Proactive Financial Management 3

Superior Growth Markets • Growth in portfolio • High quality and uniform product offering • Multiple brands allow deeper penetration in target markets • Acquisition prowess and versatility to access high barrier - to - entry markets • Enrollment growth in our markets 4

October 2010 February 2014 (1) Enterprise value based on Company share price as of 5/29/2014 (2) Includes the redevelopment property in Toledo, OH EV at IPO: $495mm MARKETS: 27 PROPERTIES: 27 BEDS: 13,580 EMPLOYEES: 350 EV (1) : $1,509mm MARKETS (2) : 64 PROPERTIES (2) : 80 BEDS: 43,000+ EMPLOYEES: 950 Significant Growth Since IPO 5

Improving Portfolio Operating Metrics


Quarterly Occupancy
Occupancy Trend
94.0%
92.0%
90.0%
88.0%
86.0%
88.0%
90.2%
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14


Quarterly RevPOB
RevPOB Trend
$540
$520
$500
$480
$489
$525
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14


Quarterly Margin
Margin Trend
57.5%
55.0%
52.5%
50.0%
51.7%
55.6%
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14

Note: Financials reflect wholly-owned properties as shown in Supplemental Analyst Package

CAMPUS CREST

6

High Quality and Uniform Product Offering 7

Targeting Different Segments of Students Note: Includes development deliveries for 2014; excludes the redevelopment property in Toledo, OH Physical Characteristics # of Communities 47 29 3 # of Units 9,632 5,266 1,547 # of Beds 26,327 13,837 3,092 Average Bed Count 537 477 1,031 # of Markets 45 16 2 Average Community Age (yrs.) 3.9 9.1 - Product Type Garden Townhome High-rise Rate ~$490 ~$470 ~$1,100 Demographics Average Enrollment ~20,000 ~30,000 ~29,000 Average Tuition ~$9,000 ~$10,000 ~$16,000 Average Age of University (yrs.) ~120 ~136 ~154 Percent of Portfolio (beds) 60.9% 32.0% 7.1% Target Student Soph. & Jr. Upperclass & Grad. Upperclass & Grad. Life Style fully-engaged residence life indep. living & lower resident engagement urban living w/ full amenities Life Style Program SCORES - SCORES Multiple Brands Allow for Deeper Penetration in Target Segments 8

Acquisition Prowess – The Grove at Flagstaff, AZ • Tracked market for five years to find appropriate opportunity • Moved quickly to purchase defaulted municipal bond deal • 0.2 miles from Northern Arizona University • Phase I opened in August 2012 • Total cost of $33.1 million • 216 units / 584 beds • 98.8% occupancy as of 3/31/2014 • Phase II opened in August 2013 • Total cost of $12.8 million • 54 units / 192 beds • 99.5% occupancy as of 3/31/2014 9

Versatility to Access High Barrier-to-Entry Markets – evo à Square Victoria & Sherbrooke

- Montréal, Quebec is ranked the world's #1 international student destination[(1)]
  - "Montréal also has nearly 200,000 students yet only 5,000 rooms are available to them. The City has to address this problem." – Newly elected Montréal mayor, Denis Coderre, during a town hall debate
- Mitigated risk to CCG by utilizing joint venture structure and local partner
  - CCG (35%) and Beaumont Partners SA (65%) are partners in a joint venture that targets redevelopment opportunities in Montréal
    - July 2013: Acquired the 33-story Delta Centre-Ville Hotel for C$60 million to be converted to evo à Square Victoria
      - ~C$28mm of redevelopment cost
    - January 2014: Acquired the 22-story Holiday Inn Midtown for C$65 million to be converted to evo à Sherbrooke
      - ~C$24mm of redevelopment cost
- Primary Universities targeted are McGill, Concordia and ETS.



Overall Rankings [(1)] Top International Student Destinations	
1	Montreal
2	London
3	Hong Kong
4	Toronto
5	Cambridge
6	Oxford
7	Boston
8	Sydney
9	Zurich
10	New York



CAMPUS CREST

(1) Source: The Economist Intelligence Unit and Bank of Communications (China) – Montreal Sea Turtle Index

10

Enrollment Growth in Our Markets Campus Crest Targets 4 - Year Public Institutions Note: National Student Clearinghouse Research enrollment data for fall 2012 and fall 2011 • 4 - year public enrollments of students 24 years and under, which represents CCG’s primary target market, increased 0.1% 11

Moderate Supply Growth in Our Markets Campus Crest Portfolio Supply Characteristics Note: Excludes Montreal (1) Reflects Q3 2013 NOI (2) Reflects existing purpose built student housing and conventional multi - housing comps (3) Reflects new deliveries for purpose built student housing, conventional multi - housing comps, and on - campus beds 12

Disciplined, Vertically - Integrated Platform • Proprietary development pipeline • Faster time to market • Multiple construction and operational cost efficiencies 13

• Prototype construction by captive general contractor • Control time, quality and cost • Properties built to operate • Consistent operational protocol • Manage the ongoing facility • Compounding knowledge Only Public, Vertically Integrated Student Housing Platform Vertical Integration Drives Value by Improving Consistency 14

Proprietary Development Pipeline • Create value through a disciplined development process that utilizes the Company’s vertical integration. • Value creation through development – yielding 100 - 200 bps greater than acquisitions. • In competitive markets, and in a segment where time - to - market is crucial, CCG is able to control the delivery date of properties without relying on third - party general contractors. 15

Track Record of Development Value Creation Note: Reflects achieved yield on cost for 2011 - 2012 and 2012 - 2013 academic years (1) Represents the Company’s pro rata share of wholly - owned and joint venture development costs (2) Represents estimate of expected year 1 yield CCG Ground - up Development Typically Generates Initial Yields 100 - 200bps Above Acquisition Cap Rates 16

Note: Figures reflect same store wholly - owned properties as shown in each company’s Supplemental Analyst Package (1) Includes bad debt expense (2) $/bed/month per Q1 2014 Supplemental Analyst Packages Same Store Operating Expense Efficiency vs. Competitors Three Months Ended March 31, 2014 Y-o-Y Total Change Three Months Ended March 31, 2014 Total % of Total Per Bed/Month Total % of Total Per Bed/Month $ % Payroll $1,983 21.0% $44 $2,036 21.2% $45 ($53) (2.6%) Marketing 369 3.9% 8 360 3.7% 8 9 2.5% Office, Administration & Other (1) 856 9.1% 19 1,064 11.1% 24 (208) (19.5%) Utilites 3,310 35.1% 74 3,127 32.5% 70 183 5.9% Repairs and Maintenance 891 9.4% 20 1,011 10.5% 23 (120) (11.9%) Taxes and Insurance 2,027 21.5% 45 2,015 21.0% 45 12 0.6% Total $9,436 100.0% $210 $9,613 100.0% $215 ($177) (1.8%) Three Months Ended March 31, 2013 Operating Expense - Comparison to Peers (2) 2014 2013 $/Bed/Month % Difference $/Bed/Month % Difference CCG 210 -- 215 -- EDR 269 +28.1% 254 +18.1% ACC 258 +22.9% 251 +16.7% 17

Leasing Update (1) Includes 2013 deliveries (2) Includes both wholly - owned and joint venture 2014 deliveries; excludes the redevelopment at Toledo, OH. (3) As of 5/29/2014 and 5/29/13, respectively. 2014/2015 Academic Year Leasing Summary 2014 - 2015 Leases 2013 - 2014 Leases Rental Rate Property Properties Units Beds Signed (3) % Signed (3) % Change Change Operating (1) Wholly-Owned 32 6,400 17,476 13,312 76.2% 12,490 71.5% 4.7% n/a HSRE Joint Venture 9 1,870 5,148 3,177 61.7% 3,022 58.7% 3.0% n/a Total Operating 41 8,270 22,624 16,489 72.9% 15,512 68.6% 4.3% 1.0% - 2.0% Copper Beech Portfolio 28 5,047 13,177 10,882 82.6% 11,391 86.4% (3.8%) 0.0% - 1.0% Total Operating Portfolio 69 13,317 35,801 27,371 76.5% 26,903 75.1% 1.4% n/a Total 2014 Deliveries (2) 10 3,128 7,455 2,569 34.5% n/a n/a n/a n/a 18

Proactive Financial Management • Maximum utilization of available capital • Diversified balance sheet • Reliable and attractive dividend 19

Maximum Utilization of Available Capital, Diversified Balance Sheet • Constant balance sheet evaluation to ensure maximum efficiency, using a full range of financing options. • Full range of term debt, JV debt, convertible debt, mortgage financing and construction loans, in addition to public and private equity. • Open to asset dispositions in effort to ensure quality in the core portfolio. 20

Debt MaturityProfile Note : As of 3/31/2014 (1) Excludes principal amortization and assumes exercise of extension options Debt Maturities (1) $1,351mm Pro Forma Weighted Average Interest Rate: 4.2% $16.9 $108.2 $208.8 $63.4 $312.4 $105.1 2.1% 13.3% 25.6% 7.8% 38.3% 12.9% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2014 2015 2016 2017 2018 Thereafter ($mm) Term Loan / Revolver Mortgage Debt Construction Debt Pro Rata JV Debt Pro Rata CBTC Debt Unsecured Convertible Other Debt RC Capacity 21

Note: As of 3/31/2014; excludes net cash from operations and transactions that occurred subsequent to 3/31/2014 (1) Includes $15.6 million of restricted cash from the December 2013 asset dispositions (2) Revolver availability as of 3/31/2014 (3) Remaining estimated equity spend at pro rata share; committed construction debt facilities are in place for 2014 deliveries (4) Assumes six deliveries at an average project cost of $30 million, 20% CCG ownership, and 70% LTC, of which CCG has already funded their required equity contribution in this scenario. 2014 Liquidity Profile and Recent Capital Raises There is sufficient liquidity from existing financing to fund 2014 commitments 4Q 2013 Capital Raises ($mm) Capital Source Proceeds Generated Preferred Equity $95 Exchangeable Notes 100 Non-Core Property Sales 49 Total Capital Generated $244 ($mm) Sources of Liquidity Liquidity Needs Cash on Balance Sheet (1) $35 2014 Wholly-Owned and JV Deliveries - at share (3) $19 Revolver Credit Facility Availability (2) 103 2015 Joint Venture Deliveries - at share (4) 0 Potential Property Dispositions or JVs TBD Total Potential Liquidity $138 Total Liquidity Needs $19 Excess Liquidity / (Need) $120 22

$0.64 $0.64 $0.64 $0.64 $0.64 $0.66 $0.66 $0.66 $0.66 $0.66 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 Reliable Common Dividend Dividend per Share 2014E FFOA Payout Annualized Dividend $0.66 FFOA Guidance (1) $0.73 Implied FFOA Payout Ratio 90.4% (1) Based on midpoint of 2014 guidance 23

• CCG 2013 FFO Consensus: $0.86/share • 2013 Average Peer FFO Multiple: 15.7x • Implied CCG Share Price: $13.50 • Implied CCG Dividend Yield: 4.9% Source: Company filings, SNL, Thomson Reuters and Wall Street Research (1) Wall Street Research as of 5/29/2014 (2) Based on respective company share prices as of 5/29/2014 and most recently announced dividend per share (3) Based on 2013 dividend distributions (4) Based on respective company share prices, CCG 2014 FFOA guidance, and peer consensus FFO estimates as of 5/29/2014 Overall Attractive Valuation Relative to Peers NTM Implied Cap Rate (1) Weighted Average = 5.9% Annualized Dividend Yield (2) Weighted Average = 4.3% Return of Capital as a % of Dividend (3) Weighted Average = 24.1% 81.1% 6.7% 56.9% CCG ACC EDR 2014 FFOA Multiple (4) Weighted Average = 16.0x 7.4% 3.9% 4.2% CCG ACC EDR 12.2x 16.6x 16.0x CCG ACC EDR Potential CCG Valuation Upside 2014 CCG FFOA Guidance Midpoint: $0.73 Average Peer FFOA Multiple: 16.3x Implied CCG Share Price: $11.89 Implied CCG Dividend Yield: 5.6% 7.1% 5.7% 6.0% CCG ACC EDR 24

25

Appendix 26

Portfolio Overview – Wholly-Owned

Property Name	Market	# of Props	Units	Beds	Median Distance to Campus (miles)	Age	Total Enrollment	Tuition
Wholly-Owned Operating Properties								
The Grove at Asheville, NC	UNC - Asheville		154	448	0.1	8.63	3,751	7,334
The Grove at Carrollton, GA	University of West Georgia		168	492	0.1	7.63	11,769	6,710
The Grove at Las Cruces, NM	New Mexico State University		168	492	0.4	7.63	17,651	6,041
The Grove at Milledgeville, GA	Georgia College & State University		168	492	0.1	7.63	6,444	6,634
The Grove at Abilene, TX	Abilene Christian University		192	504	0.5	6.63	4,367	28,350
The Grove at Ellensburg, WA	Central Washington University		192	504	0.5	6.55	11,268	5,946
The Grove at Greeley, CO	University of Northern Colorado		192	504	1.0	6.63	13,070	6,837
The Grove at Mobile, AL-Phase I & II	University of South Alabama		384	1,008	0.0	6.63	14,636	7,950
The Grove at Nacogdoches, TX - Phase I & II	Stephen F. Austin State University		260	682	0.4	6.63	12,999	7,928
The Grove at Cheney, WA	Eastern Washington University		192	512	0.5	5.54	12,587	10,577
The Grove at Lubbock, TX	Texas Tech University		192	504	1.2	5.63	32,467	8,942
The Grove at Stephenville, TX	Tarleton State University		192	504	0.8	5.63	12,524	7,064
The Grove at Troy, AL	Troy University		192	514	0.4	5.63	22,554	8,134
The Grove at Waco, TX	Baylor University		192	504	0.8	5.63	15,364	33,916
The Grove at Murfreesboro, TN	Middle Tennessee State University		186	504	0.8	4.63	25,394	7,492
The Grove at San Marcos, TX	Texas State University		192	504	1.7	4.63	34,225	8,770
The Grove at Moscow, ID	University of Idaho		192	504	0.5	4.63	12,420	6,212
The Grove at Huntsville, TX	Sam Houston State University		192	504	0.2	3.63	18,461	8,120
The Grove at Statesboro, GA	Georgia Southern University		200	536	0.7	3.63	20,574	6,724
The Grove at Ames, IA	Iowa State University		216	584	0.3	2.63	30,748	7,726
The Grove at Clarksville, TN	Austin Peay State University		208	560	1.3	2.63	10,597	6,918
The Grove at Columbia, MO	University of Missouri		216	632	0.9	2.63	34,704	9,257
The Grove at Ft. Wayne, IN	Indiana University/ Purdue University		204	540	1.1	2.63	13,771	7,640
The Grove at Valdosta, GA	Valdosta State University		216	584	1.9	2.63	12,515	6,762
The Grove at Auburn, AL	Auburn University		216	600	0.0	1.62	25,134	9,446
The Grove at Flagstaff, AZ	Northern Arizona University		216	584	0.2	1.62	25,991	7,364
The Grove at Orono, ME	University of Maine		188	620	0.5	1.62	10,901	10,594
The Grove at Denton, TX	University of North Texas		216	584	0.8	2.63	37,950	8,717
The Grove at Ft. Collins, CO	Colorado State University		218	612	0.0	0.62	30,659	8,648
The Grove at Muncie, IN	Ball State University		216	584	0.1	0.62	21,053	8,980
The Grove at Pullman, WA	Washington State University		216	584	0.0	0.62	27,679	11,386
The Grove at Flagstaff, AZ - Phase II	Northern Arizona University		54	192	0.2	0.62	25,991	7,364
Toledo, OH	University of Toledo		382	660	0.0	29.87	21,453	9,054
Total - Wholly-Owned Operating		**33**	**6,782**	**18,136**	**0.5**	**5.05**	**19,142**	**9,380**

Note: The totals are sums of the values, with the following exceptions:
-Distance to campus: median value of all properties
-Age of property, total enrollment, tuition: average of all properties' values

CAMPUS CREST

27

Portfolio Overview – Joint Venture and 2014 Deliveries

Property Name	Market	# of Props	Units	Beds	Distance to Campus (miles)	Age	Total Enrollment	Tuition
HSRE Joint Venture Operating Properties								
The Grove at Lawrence, KS	Kansas University		172	500	1.6	4.63	27,135	9,678
The Grove at San Angelo, TX	Angelo State University		192	504	0.3	4.63	6,888	7,500
The Grove at Conway, AR	University of Central Arkansas		180	504	0.4	3.63	11,107	7,332
The Grove at Fayetteville, AR	University of Arkansas		232	632	0.5	1.62	24,537	7,554
The Grove at Laramie, WY	University of Wyoming		224	612	0.3	1.62	12,903	8,556
The Grove at Stillwater, OK	Oklahoma State University		206	612	0.8	1.62	25,708	8,382
The Grove at Norman, OK	University of Oklahoma		224	600	0.6	0.62	27,507	8,706
The Grove at State College, PA	Penn State University		216	584	0.8	0.62	45,783	16,444
The Grove at Indiana, pA	Indiana University of Pennsylvania		224	600	0.6	0.62	15,596	8,672
Total - HSRE Joint Venture Operating		**9**	**1,870**	**5,148**	**0.6**	**2.2**	**21,907**	**9,203**
2014 Wholly-Owned Deliveries								
The Grove at Slippery Rock	Slippery Rock University of Pennsylvania		201	603	0.3	0.00	8,559	8,506
The Grove at Gainesville	University of Florida		253	676	0.3	0.00	49,913	5,656
The Grove at Grand Forks	University of North Dakota		224	600	0.1	0.00	15,250	7,254
The Grove at Mt. Pleasant, MI	Central Michigan University		216	584	0.9	0.00	27,626	10,950
Total - 2014 Wholly-Owned Deliveries		**4**	**894**	**2,463**	**0.3**	**-**	**25,337**	**8,092**
2014 Joint Venture Deliveries								
The Grove at Greensboro	University of North Carolina Greensboro		216	584	0.5	0.00	18,516	6,136
The Grove at Louisville	University of Louisville		252	656	0.1	0.00	21,239	8,930
evo at Cira Centre South	UPENN		344	850	0.0	0.00	24,725	43,738
	Drexel				0.2		25,500	41,500
Copper Beech at Ames	Iowa State University		219	660	0.3	0.00	30,748	7,726
evo à Square Victoria	McGill		715	1290	0.6	0.00	n/a	3,591
	Concordia				0.8		n/a	3,322
	ETS				0.3		n/a	3,317
evo à Sherbrooke	McGill		488	952	0.1	0.00	n/a	3,591
Total - 2014 Joint Venture Deliveries		**6**	**2,234**	**4,992**	**0.3**	**-**	**24,146**	**13,539**
Total - 2014 Deliveries		**10**	**3,128**	**7,455**	**0.3**	**0.00**	**24,675**	**11,863**
Total - Grove Operating and 2014 Grove Deliveries		**39**	**8,144**	**21,839**	**0.5**	**3.83**	**20,380**	**9,159**
Total Portfolio (not including Copper Beech Operating)		**52**	**11,780**	**30,739**	**0.6**	**3.58**	**20,606**	**9,938**

Note: The totals are sums of the values, with the following exceptions:
-Distance to campus: median value of all properties
-Age of property, total enrollment, tuition: average of all properties' values

CAMPUS CREST

28

Portfolio Overview – Copper Beech and Total Portfolio

Property Name	Market	# of Props	Units	Beds	Distance to Campus (miles)	Age	Total Enrollment	Tuition
Copper Beech Operating Properties								
Copper Beech at Bowling Green, OH - Phase I	Bowling Green University		128	400	1.2	8.63	17,286	10,393
Copper Beech at Bowling Green, OH - Phase II	Bowling Green University		72	216	1.2	7.63	17,286	10,393
Copper Beech at Fresno, CA	California State University at Fresno		178	506	2.7	7.63	22,565	6,762
Copper Beech at Mount Pleasant, MI - Phase I	Central Michigan University		204	632	0.7	8.63	27,626	10,950
Copper Beech at Greenville, NC	East Carolina University		439	1232	1.9	5.63	26,947	5,813
Copper Beech at Allendale, MI - Phase I	Grand Valley State University		206	614	0.5	7.63	24,654	10,330
Copper Beech at Allendale, MI - Phase II	Grand Valley State University		82	290	0.5	6.63	24,654	10,330
Copper Beech at Bloomington, IN	Indiana University		107	297	2.7	8.63	42,133	8,750
Copper Beech at Bloomington, IN - Colonial Crest	Indiana University		206	402	0.8	7.63	42,133	8,750
Copper Beech at Indiana, PA - IUP I	Indiana University of Pennsylvania		95	239	0.6	12.63	15,596	8,672
Copper Beech at Indiana, PA - IUP II	Indiana University of Pennsylvania		72	172	0.6	9.63	15,596	8,672
Copper Beech at Indiana, PA - IUP Buy	Indiana University of Pennsylvania		43	74	0.6	13.63	15,596	8,672
Copper Beech at Harrisonburg, VA	James Madison University		414	1218	1.2	5.63	19,927	8,808
Copper Beech at Harrisonburg, VA - Grand Duke	James Madison University		120	124	1.2	13.63	19,927	8,808
Copper Beech at State College, PA - CB I	Penn State University		59	177	1.8	17.64	45,783	16,444
Copper Beech at State College, PA - CB II	Penn State University		87	257	1.7	15.64	45,783	16,444
Copper Beech at State College, PA - Oakwood	Penn State University		48	144	2.3	13.63	45,783	16,444
Copper Beech at State College, PA - Northbrook Greer	Penn State University		166	250	1.9	10.63	45,783	16,444
Copper Beech at State College, PA - Parkway Plaza	Penn State University		429	633	1.1	10.63	45,783	16,444
Copper Beech at West Lafayette, IN – Klondike	Purdue University		219	486	2.2	10.63	40,393	9,900
Copper Beech at West Lafayette, IN – Baywater	Purdue University		137	488	0.8	9.63	40,393	9,900
Copper Beech at Radford, VA	Radford University		222	500	0.5	11.63	9,573	8,320
Copper Beech at San Marcos, TX - Phase I	Texas State University		273	840	0.5	3.63	34,225	8,770
Copper Beech at San Marcos, TX - Phase II	Texas State University		142	410	0.6	1.62	34,225	8,770
Copper Beech at Columbia, MO	University of Missouri		214	654	1.5	7.63	34,704	9,257
Copper Beech at Columbia, SC - Phase I	University of South Carolina		278	824	2.4	6.63	31,288	10,488
Copper Beech at Columbia, SC - Phase II	University of South Carolina		72	178	2.4	5.63	31,288	10,488
Copper Beech at Morgantown, WV	West Virginia University		335	920	1.8	4.63	29,707	7,135
Total - Copper Beech Operating		**28**	**5,047**	**13,177**	**1.2**	**9.06**	**30,237**	**10,405**
Total Portfolio		**80**	**16,827**	**43,916**	**0.6**	**5.50**	**24,020**	**10,096**

Note: The totals are sums of the values, with the following exceptions:
-Distance to campus: median value of all properties
-Age of property, total enrollment, tuition: average of all properties' values

CAMPUS CREST

28

Copper Beech Purchase Schedule – As Amended September 2013 UPDATE If CB deal changes Summary of Copper Beech Amendment ($mm) Timing Investment Dollars Debt Paydown Total Investment Cumulative Direct Equity Interest Cash Flow Stage 1 30 Properties n/a $143.7 1 $106.7 $250.4 67% $13 preferred & 67% 2 7 Properties n/a $0.0 $0.0 $0.0 0% 0% Total $143.7 $106.7 $250.4 n/a n/a Purchase Option 1 30 Properties $93.5 $21.0 $114.5 85% 100% 7 Properties $16.9 $0.0 $16.9 18% 33% Total $110.4 $21.0 $131.4 n/a n/a Purchase Option 2 37 Properties Through March 2015 $100.7 3 $19.0 $119.7 88.9% 100% Purchase Option 3 37 Properties Through March 2016 $53.4 4 $0.0 $53.4 100% 100% Total $408.2 $146.7 $554.9 100% 100% 1 Includes $16.2 million of loan repayment proceeds and $4 million as consideration for entering into the amendment. 2 Per original agreement, CCG entitled to first $13 million of cash flow in year 1; per subject amendment, CCG is entitled to 67% of residual cash flow after preferred. 3 Includes $10.7 million originally part of the loan that will be repaid by Copper Beech. 4 Includes $4.8 million originally part of the loan that will be repaid by Copper Beech. Investment Dollars March 18 - August 18, 2014 30

This presentation contains certain forward - looking statements that are subject to risks and uncertainties . These forward - looking statements are based on certain assumptions, discuss future expectations, describe future plans and strategies, contain financial and operating projections or state other forward - looking information . The Company’s ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain . Although the Company believes that the expectations reflected in such forward - looking statements are based on reasonable assumptions, the Company’s actual results and performance could differ materially from those set forth in, or implied by, the forward - looking statements . You are cautioned not to place undue reliance on any of these forward - looking statements, which reflect the Company’s views on this date . Furthermore, except as required by law, the Company is under no duty to, and does not intend to, update any of our forward - looking statements after this date, whether as a result of new information, future events or otherwise . This presentation does not constitute, and may not be used in connection with, an offer or solicitation by anyone in any jurisdiction in which such offer or solicitation is not permitted by law or in which the person making the offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such offer or solicitation . Forward Looking Statements 31